Warrant Liability (Tables)	6 Months Ended
Jun. 30, 2023
Warrant Liability [Abstract]
Schedule of Fair Value of Warrants

The fair value of the November 2020 warrants on the various dates discussed above was calculated using a Black-Scholes option pricing model in a Monte Carlo simulation in order to evaluate the downward adjustment mechanism to the exercise price. The assumptions used at the different valuation dates are provided in the table below:

	June 30,	December 31,
	2023	2022
Underlying common share fair value (in USD)	$6.28	$3.25
Remaining life until expiry	2.3	2.8
Volatility	71.0%	51.0%
Risk-free interest rate	4.75%	4.26%
Expected dividend rate	—	—
Fair value of a warrant calculated using a Black-Sholes pricing model (in USD)	$0.19	$—
Fair value of exercise price adjustment mechanism (in USD)	$0.53	$0.12
Illiquidity discount	26.0%	20.0%
Fair value of a warrant (in USD)	$0.53	$0.10
Fair value of a warrant (in CAD)	$0.70	$0.13